UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2017

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia		30319
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2017, Crawford & Company (the “Company”), its subsidiaries Crawford & Company Risk Services Investments Limited, Crawford & Company (Canada) Inc. and Crawford & Company (Australia) Pty. Ltd. (the Company, together with such subsidiaries, as borrowers, the “Borrowers”), Wells Fargo Bank, National Association, as administrative agent and a lender (“Wells Fargo”), Bank of America, N.A., as syndication agent and a lender, Citizens Bank, N.A., as documentation agent and a lender, and the other lenders party thereto, entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), which amended and restated that certain Credit Agreement, dated as of December 8, 2011, by and among, inter alia, the Borrowers, Wells Fargo and the other lenders from time to time party thereto (as previously amended, the “Original Credit Agreement”). In connection with the Amended and Restated Credit Agreement, the Company, the Company’s guarantor subsidiaries party thereto and Wells Fargo entered into an Amended and Restated Pledge and Security Agreement (the “Amended and Restated Pledge and Security Agreement”) and an Amended and Restated Guaranty Agreement ( the “Amended and Restated Guaranty Agreement”), each dated as of the date of the Amended and Restated Credit Agreement.

The Amended and Restated Credit Agreement: (i) increases the aggregate commitments under the Original Credit Agreement from $400.0 million to $450.0 million, without impacting the Company’s ability, subject to the satisfaction of certain conditions and its receipt of additional commitments, to exercise its option to further increase the revolving loan commitments by up to $200.0 million (previously $100.0 million under the Original Credit Agreement); (ii) extends the maturity date under the Amended and Restated Credit Agreement to November 23, 2022 (the maturity date was November 25, 2018 under the Original Credit Agreement); (iii) reduces the interest margin ranges to 1.30% to 2.10% for LIBOR loans (previously 1.50% to 2.25%) and 0.30% to 1.10% for Base Rate loans (previously 0.50% to 1.25%); (iv) reduces the minimum required fixed charge coverage ratio to 1.10 to 1.00 (previously 1.25 to 1.00); and (v) amends the leverage ratio tests to set a maximum permitted senior secured leverage ratio of 3.25 to 1.00 and set a maximum permitted total leverage ratio of 4.25 to 1.00, among other things. The Amended and Restated Credit Agreement also made certain technical amendments to the Original Credit Agreement.

The obligations of the Borrowers under the Amended and Restated Credit Agreement are guaranteed by each existing material domestic subsidiary of the Company, certain other domestic subsidiaries of the Company and certain existing material foreign subsidiaries of the Company that are disregarded entities for U.S. income tax purposes (each such foreign subsidiary, a “Disregarded Foreign Entity”), and such obligations are required to be guaranteed by each subsequently acquired or formed material domestic subsidiary and Disregarded Foreign Entity (each, a “Guarantor”), and the obligations of the Borrowers other than the Company (the “Foreign Borrowers”) for which the Company is not the primary obligor are also guaranteed by the Company. In addition, (i) the Borrowers’ obligations under the Amended and Restated Credit Agreement are secured by a first priority lien (subject to liens permitted by the Amended and Restated Credit Agreement) on substantially all of the personal property of the Company and the Guarantors as set forth in the Amended and Restated Pledge and Security Agreement and (ii) the obligations of the Foreign Borrowers are secured by a first priority lien on 100% of the capital stock of the Foreign Borrowers.

The foregoing descriptions of the Amended and Restated Credit Agreement, the Amended and Restated Pledge and Security Agreement and the Amended and Restated Guaranty Agreement are qualified in their entirety by reference to the Amended and Restated Credit Agreement, the Amended and Restated Pledge and Security Agreement and the Amended and Restated Guaranty Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Report and are incorporated herein by reference.

On October 12, 2017, the Company issued a press release announcing its entry into the Amended and Restated Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information regarding the Amended and Restated Credit Agreement contained above under Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of October 11, 2017, by and among Crawford & Company, Crawford & Company Risk Services Investments Limited, Crawford & Company (Canada) Inc., Crawford & Company (Australia) Pty. Ltd., Wells Fargo Bank, National Association, as administrative agent and a lender, Bank of America, N.A., as syndication agent and a lender, Citizens Bank, N.A., as documentation agent and a lender, and the other signatories party thereto.

10.2	Amended and Restated Pledge and Security Agreement, dated as of October 11, 2017, by and among the Company, the Company’s guarantor subsidiaries party thereto and Wells Fargo.

10.3	Amended and Restated Guaranty Agreement, dated as of October 11, 2017, by and among the Company, the Company’s guarantor subsidiaries party thereto and Wells Fargo.

99.1	Press Release dated October 12, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of October 11, 2017, by and among Crawford & Company, Crawford & Company Risk Services Investments Limited, Crawford & Company (Canada) Inc., Crawford & Company (Australia) Pty. Ltd., Wells Fargo Bank, National Association, as administrative agent and a lender, Bank of America, N.A., as syndication agent and a lender, Citizens Bank, N.A., as documentation agent and a lender, and the other signatories party thereto.

10.2	Amended and Restated Pledge and Security Agreement, dated as of October 11, 2017, by and among the Company, the Company’s guarantor subsidiaries party thereto and Wells Fargo.

10.3	Amended and Restated Guaranty Agreement, dated as of October 11, 2017, by and among the Company, the Company’s guarantor subsidiaries party thereto and Wells Fargo.

99.1	Press Release dated October 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ R. Eric Powers, III
	Name:	R. Eric Powers, III
	Title:	Corporate Secretary

Date: October 12, 2017

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